ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Schedule of Investments (Unaudited)

September 30, 2019

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Investment Funds

Commodity Trading Advisors - Managed Futures
GSA Trend Fund Limited	2/1/2017	$2,050,000	$2,004,917	3.40%
IPM Systematic Macro Fund	6/3/2019	2,350,000	2,278,769	3.87
Two Sigma Absolute Return Macro Cayman Fund, Ltd.	7/1/2014	2,057,493	2,437,763	4.14

Total Commodity Trading Advisors - Managed Futures		6,457,493	6,721,449	11.41

Distressed
VR Global Offshore Fund Ltd.	11/1/2018	1,700,000	1,508,972	2.56

Total Distressed		1,700,000	1,508,972	2.56

Equity Long/Short - High Hedge
Holocene Advisors Offshore Fund Ltd.	4/1/2017	2,780,000	3,463,078	5.88
Millennium International, Ltd.	5/1/2010	1,101,726	1,975,790	3.35
Point72 Capital International, Ltd.	12/1/2018	3,875,000	4,203,728	7.14
Visium Balanced Offshore Fund, Ltd.	3/1/2011	4,286	—	0.00

Total Equity Long/Short - High Hedge		7,761,012	9,642,596	16.37

Equity Long/Short - Opportunistic
Boldhaven Fund	8/1/2018	2,500,000	2,664,077	4.52
Castle Hook Offshore Fund Ltd.	1/1/2017	820,274	737,469	1.25
Pelham Long/Short Small Cap Fund Ltd	7/1/2015	1,287,858	1,833,474	3.11
Pleiad Asia Offshore Feeder Fund	8/1/2015	2,400,000	2,590,209	4.40

Total Equity Long/Short - Opportunistic		7,008,132	7,825,229	13.28

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Schedule of Investments (Unaudited) (continued)

September 30, 2019

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Investment Funds (continued)

Fixed Income Arbitrage
Obsidian Relative Value Strategy Fund, Ltd.	3/1/2019	$3,150,000	$3,245,445	5.51%
PGIM Fixed Income Global Liquidity Relative Value Fund I (Cayman), Ltd.	2/1/2018	3,200,000	3,355,547	5.69

Total Fixed Income Arbitrage		6,350,000	6,600,992	11.20

Macro
Autonomy Global Macro Fund Limited	11/1/2014	2,370,596	2,867,492	4.87
Bellus Ventures II Cayman LP	5/1/2019	1,740,000	1,683,428	2.86
D.E. Shaw Oculus International Fund	5/1/2010	1,718,222	2,518,821	4.27
Element Capital Feeder Fund Limited	7/1/2018	2,800,000	2,948,138	5.00
Rokos Global Macro Fund Limited	2/1/2016	2,847,420	3,154,521	5.35
X2 Opportunistic Debt Fund, LLC	3/1/2017	1,688,746	2,297,113	3.90

Total Macro		13,164,984	15,469,513	26.25

Mortgage Arbitrage
Cerberus CMBS Opportunities Feeder Fund, Ltd.	6/1/2015	2,037,987	2,500,558	4.24
Shelter Growth Opportunities Fund Ltd.	10/1/2015	2,475,000	3,330,219	5.65
Tilden Park Offshore Investment Fund Ltd.	3/1/2012	1,372,024	2,766,476	4.70

Total Mortgage Arbitrage		5,885,011	8,597,253	14.59

Private Placements
QVT Roiv Hldgs Offshore Ltd.	1/1/2016	246,448	419,380	0.71

Total Private Placements		246,448	419,380	0.71

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Schedule of Investments (Unaudited) (continued)

September 30, 2019

Description	First Acquisition Date	Cost		Fair Value	Percent of Net Assets
Investment Funds (continued)

Statistical Arbitrage
D.E. Shaw Valence International Fund, L.P.	1/1/2016	$5,000,000		$7,187,403	12.20%
GSA International Fund Limited	2/1/2011	1,488,539		2,269,075	3.85
GSA QMS Fund Limited	2/1/2016	1,355,000		1,426,646	2.42
Two Sigma Eclipse Cayman Fund, Ltd.	4/1/2011	1,215,350		1,851,620	3.14
Two Sigma Spectrum Cayman Fund, Ltd.	5/1/2010	2,109,933		3,556,899	6.04

Total Statistical Arbitrage		11,168,822		16,291,643	27.65

Total Investments in Investment Funds		$59,741,902	*	73,077,027	124.02

Liabilities in excess of Other Assets				(14,151,936)	(24.02)

Total Net Assets				$58,925,091	100.00%

*	At September 30, 2019, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$71,061,071

Gross tax unrealized appreciation	$2,473,759
Gross tax unrealized depreciation	(457,803)

Net tax unrealized appreciation/depreciation on investments	$2,015,956

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Schedule of Investments (Unaudited) (continued)

September 30, 2019

Strategy Allocation	Percent of Net Assets
Statistical Arbitrage	27.65%
Macro	26.25
Equity Long/Short - High Hedge	16.37
Mortgage Arbitrage	14.59
Equity Long/Short - Opportunistic	13.28
Commodity Trading Advisors - Managed Futures	11.41
Fixed Income Arbitrage	11.20
Distressed	2.56
Private Placements	0.71

Total Investments in Investment Funds	124.02%

Notes to Schedule of Investments

Portfolio Valuation

The Board of Trustees (the “Board”) of AIP Multi-Strategy Fund A (the “Fund”) has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Fund’s pro rata interest in the net asset value of each such Investment Fund (“NAV”), as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

The Fund’s investment adviser (the “Adviser”) has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to determine independently the fair value of the Fund’s interest in such Investment Fund, consistent with the Fund’s fair valuation procedures.

Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine the fair value of the Investment Fund. In order to determine the fair value of these Investment Funds, the Adviser has established the Funds of Hedge Funds and Alternative Lending Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for determining and implementing the Fund’s valuation policies and procedures, which have been adopted by the Board, and are subject to Board supervision. The Valuation Committee consists of voting members from Morgan Stanley’s financial reporting and risk management groups, and non-voting members from portfolio management, legal and compliance groups. A member of the portfolio management team may attend each Valuation Committee meeting to provide knowledge, insight, and recommendations on valuation issues. The portfolio management team will recommend to the Valuation Committee a fair value for an investment using valuation techniques such as a market approach or income approach. In applying these valuation techniques, the portfolio management team uses their knowledge of the Investment Fund, industry expertise, information obtained through communication with the Investment Fund’s investment manager, and available relevant information as it considers material. After consideration of the portfolio management team’s recommendation, the Valuation Committee will determine, in good faith, the fair value of the Investment Fund. The Valuation Committee shall meet at least annually to analyze changes in fair value measurements. Because of the inherent uncertainty of valuation, the fair values of the Fund’s investments may differ significantly from the values that would have been used had a ready market for these Investment Funds held by the Fund been available.

Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Schedule of Investments. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments) or short-term investments that are valued at amortized cost

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The units of account that are valued by the Fund are its interests in the Investment Funds or other financial instruments and not the underlying holdings of such Investment Funds or other financial instruments. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds or other financial instruments may differ from the inputs used to value the underlying holdings of such Investment Funds or other financial instruments.

The Fund’s policy is to recognize transfers between Levels 1, 2, or 3 and transfers due to strategy reclassification, if any, as if they occurred as of the beginning of the reporting period. For the period from January 1, 2019 to September 30, 2019, the Fund did not have any transfers between Levels 1, 2, or 3.

As of September 30, 2019, all of the investments in Investment Funds are fair valued using the NAV as practical expedient and are therefore excluded from the fair value hierarchy.